                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2002



                            ASYST TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)



         000-22430                                        94-2942251
   (Commission File No.)                       (IRS Employer Identification No.)



                                 48761 Kato Road
                           Fremont, California 94538
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 661-5000

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 2, 2002, Asyst Technologies, Inc. ("Asyst" or the "Registrant") terminated the engagement of its current independent public accountant, Arthur Andersen LLP. This termination followed Asyst's decision to seek proposals from other independent auditors to audit Asyst's consolidated financial statements for its fiscal year ended March 31, 2002.

On April 2, 2002, the Board of Directors, based on the recommendation of the Audit Committee, retained PricewaterhouseCoopers LLP as its independent auditors with respect to the audit of Asyst's consolidated financial statements for its fiscal year ended March 31, 2002.

During Asyst's two most recent fiscal years ended March 31, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, there was no disagreement between Asyst and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Arthur Andersen LLP on the consolidated financial statements of Asyst as of and for the last two fiscal years ended March 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen LLP is attached hereto as Exhibit 16.1.

During Asyst's two most recent fiscal years ended March 31, 2001, and during the subsequent interim period preceding the replacement of Arthur Andersen LLP, Asyst has not consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Asyst's financial statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document.


Exhibit Number               Description

        16.1                 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated
                             April 2, 2002

        99.1                 Press Release dated April 3, 2002



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ASYST TECHNOLOGIES, INC.


     Dated: April 3, 2002        By: /s/ Geoffrey G. Ribar
                                    ---------------------------------------
                                    Geoffrey G. Ribar
                                    Senior Vice President and Chief Financial
                                    Officer

EXHIBIT INDEX

Exhibit Number               Description

        16.1                 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated
                             April 2, 2002

        99.1                 Press Release dated April 3, 2002
